                                                                 Exhibit 10.5(d)

     THIRD AMENDMENT dated as of the 1st day of July, 1996, by and between COMMUNICATIONS DATA SERVICES INC., an Iowa corporation ("CDS") with its principal office at 1901 Bell Avenue, Des Moines, Iowa 50315-1099 and PLAYBOY ENTERPRISES, INC., a ________ corporation (the "Publisher") with its principal office at 680 North Lake Shore Drive, Chicago, Illinois 60611.

                                R E C I T A L S

     WHEREAS, CDS and the Publisher entered into a Subscription Fulfillment Agreement (the "Agreement") dated as of the 1st day of July, 1987; and

     WHEREAS, CDS and the Publisher amended the aforementioned Agreement by an Amendatory Agreement dated as of the 1st day of September, 1987 (the "Amendatory Agreement"), and by a Second Amendment dated as of the 1st day of July, 1990 (the "Second Amendment"); and

     WHEREAS the parties now desire to further amend the Agreement to extend the Term of the Agreement and make other changes as hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, it is agreed by and between the parties hereto as follows:

     1. The last sentence in Section 1.5 (a) of the Agreement is hereby amended and restated to read as follows:

        "CDS will use its reasonable best efforts to mail invoices within four
     (4) working days following the master file reorganization provided that the Publisher has deposited sufficient monies with the U.S. Postal Service to cover postage costs prior to the mailing date."

     2. Section 1.5 (c) of the Agreement is hereby amended and restated in its entirety to read as follows:

        "(c) The Publisher will provide invoices on a continuous form designed for Optical Character Recognition ("OCR") processing. The Publisher's mail components will conform to reasonable specifics provided by CDS, to be acceptable to CDS for computer processing and be compatible with the then existing CDS hardware."

     3. Section 1.6 (a) of the Agreement is hereby amended and restated in its entirety to read as follows:

        "(a) Regular renewal promotions, which shall not exceed sixteen (16) efforts, shall be selected in accordance with a schedule provided by the Publisher in a form attached hereto as Exhibit B at least ten (10) working days prior to a master file reorganization, and CDS will use its reasonable best efforts to mail regular renewals within five (5) working days following the master file reorganization provided that the Publisher has deposited sufficient monies with the U.S. Postal Service to cover postage costs prior to the mailing date. An effort will be considered a regular renewal promotion hereunder only if it is mailed seven (7) months or less prior to the expiration of the addressee's subscription."

     4. Section 1.9 of the Agreement is hereby amended to add the following sentences at the end:

     "If the Publisher becomes dissatisfied with CDS's performance of the lettershop Services, it shall notify CDS and CDS shall have thirty (30) days to correct the problem(s) specified by the Publisher, after which time if the problem(s) are not corrected to the reasonable satisfaction of the Publisher, the Publisher may retain another vendor to perform such Services. All mailing services, such as print programming and sortation, will be performed by the vendor providing lettershop services to the Publisher. CDS, in measuring it mailing performance under Sections 1.5(a) and 1.6(a), will exclude events beyond its control, e.g., stock shortages, incorrect or late mailing instructions from the Publisher, etc."

     5. Section 1.13 (c) of the Agreement is hereby amended to add the following sentences at the end:

     "If the Publisher requests non-list rental selection services that CDS is not capable of providing, the Publisher may have such services performed by another vendor (with the understanding that list rental Services shall remain on an exclusive basis with CDS). CDS will ship list rental tapes within two (2) working days following receipt of the order. If the Publisher becomes dissatisfied with CDS's list rental performance, it shall notify CDS and CDS shall have thirty (30) days to correct the problem(s) specified by the Publisher, after which time if the problem(s) are not corrected to the reasonable satisfaction of the Publisher, the Publisher may retain another vendor to perform such list rental Services. In measuring performance, CDS will exclude events beyond its control, e.g., incorrect or late instructions, etc."

     6. Section 1.13 (e) of the Agreement is hereby amended and restated in its entirety to read as follows:

        "(e) CDS will provide Rapid Evaluation and Circulation Tracking (REACT) and EasySuite Services to the Publisher based on the Publisher's requirements, if and when requested by the Publisher."

     7. Section 1.13 of the Agreement is hereby amended to add the following new paragraph (j):

        "(j) The Publisher shall provide CDS with the opportunity to bid on merge/purge Services required by the Publisher involving the master file of the Magazine, other files maintained hereunder, and outside lists obtained by the Publisher. In soliticing bids, the Publisher agrees not to reveal CDS's bid to other vendors."

     8. Section 2.1 of the Agreement, as previously amended, is hereby amended and restated in its entirety to read as follows:

        "2.1 Basic Service Charge.
             --------------------

        The Publisher shall pay CDS the following annual Service charge per subscription of the Magazine:

       Aggregate Number of
        Labels per Issue             Annual Service Charge per Subscription
       -------------------           --------------------------------------

                                     Tape-cleared     Non-Tape
                                        Orders        cleared Orders
                                     ------------     --------------
               0 -   500,000             $0.56           $0.64
         500,000 - 1,000,000             $0.39           $0.50
       1,000,001 - 2,000,000             $0.36           $0.47
       2,000,001 - 2,400,000             $0.34           $0.43
       2,400,001 - 3,200,000             $0.32           $0.40
       3,200,001 and Over                $0.31           $0.39

       The Publisher shall be invoiced monthly for each Magazine. The billing mechanism for the Basic Service Charge is based on the applicable Annual Service Charge per Subscription rate divided by the number of issues per year (frequency) of the Magazine times the total number of labels produced during the preceding month. (Example using 2,800,000 labels produced with 1,316,000 tape-cleared orders and 1,484,000 non-tape cleared orders: $0.32 divided by 12 issues = $0.02667 per label x 1,316,000 = $35,097.72, plus $0.40 divided by 12 issues = $0.03333 per label x 1,484,000 = $49,461.72).

       The charge per label figures are based on the number of issues of the Magazine per year set forth in the recitals. If the number of issues increases or decreases, the charge per label figures will be decreased or increased proportionately so as to maintain the same aggregate charges per subscription on a yearly basis."

  9. Section 2.2 of the Agreement is hereby amended and restated in its entirety to read as follows:

       "2.2 Merge/Purge.
            ------------

       The Publisher shall provide CDS with the opportunity to bid on merge/purge services pursuant to Section 1.13(j) of this Agreement."

  10. Section 2.3 (a) of the Agreement is hereby amended and restated in its entirety to read as follows:

       "(a) Basic Charge.
            -------------

                        Cheshire Labels or Tape*
                        ------------------------
                             $3.00/M

                  *$3.37/M will be added to the above Basic Charge when pressure sensitive labels are requested."

     11. Section 2.3 of the Agreement, as previously amended, is hereby amended to add a new paragraph (e) to read as follows:

          "(e) Two (2) suppression files per year will be provided at no additional charge to the Publisher."

     12. Section 2.5 (a) (i) (4) of the Agreement, as previously amended, is hereby amended and restated in its entirety to read as follows:

     "(4) Keys or commingled lettershop groups with like components, with quantities of 2,000 and over will be charged at the rate of:

          1st and 2nd renewal effort inserting only:
          ------------------------------------------

          Number of components (including envelope):

          2 - 5 Components............................... $12.00/M
          6 Components................................... $12.75/M
          7 Components................................... $13.75/M
          8 Components................................... $15.00/M

          All Other inserting:
          --------------------

          Number of components (including envelope):

          2 - 5 Components............................... $14.00/M
          6 Components................................... $15.00/M
          7 Components................................... $16.00/M
          8 Components................................... $17.00/M"

     13. Section 2.5 (a) (i) (5) of the Agreement is hereby amended and restated in its entirety to read as follows:

     "(5) Keys or commingled lettershop groups with like components, with quantities of 500 or more but less than 2,000 will be charged at the rate of:

          Number of components (including envelope):

          2 - 5 Components............................... $24.00/M
          6 Components................................... $25.00/M
          7 Components................................... $26.00/M
          8 Components................................... $27.00/M"

     14. Section 2.5 (a) (iii) of the Agreement is hereby amended and restated in its entirety to read as follows:

          "(iii) Sorting, Tying & Bagging Third Class Mail ...... No Charge"
                 -----------------------------------------

     15. Section 2.5 (a) (v) (3) of the Agreement is hereby amended and restated in its entirety to read as follows:

                    "(3) 1 Fold.............................. $2.75/M
                         2 Folds............................. $2.75/M
                         3 Folds............................. $6.00/M"

     16. Section 2.5 (a) (x) of the Agreement is hereby amended and restated in its entirety to read as follows:

                    "(x) Printing
                         --------

                         (1) Computer impact or
                              Standard Laser Printing.............$18.00/M Feet

                         (2) Plain Paper Color (PPC)
                              Billing and Renewal Packages..Quoted upon request

                         (3) Other print technologies (e.g., scanned logos and
                              signatures, pictures, software-generated graphics, VIP custom character sets, etc.)...Quoted upon request

                         CDS performance of laser printing shall be subject to
                          compatibility of the Publisher's mailing stock with CDS equipment and to prior scheduling commitments. The Publisher agrees to submit new or proposed mailing packages to CDS for approval for laser printing.

                         Publisher's requests for laser printing shall be
                          through its CDS representative."

     17. Section 2.8 of the Agreement is hereby amended and restated in its entirety to read as follows:

          "2.8 Laser Printing.
               --------------

               Subject to compatibility of the Publisher's mailing stock with CDS equipment and to prior scheduling commitments, CDS will, at the Publisher's request through its CDS representative, perform laser printing at its Wilton, Iowa facility and charge the Publisher a rate of $18.00/M feet of paper printed."

     18. Section 2.9 of the Agreement is hereby amended and restated in its entirety to read as follows:

          "2.9 REACT Reporting.
               ---------------

               REACT reporting and the Easy Suite package will be provided at the Publisher's request for a fee of $500.00 per month for the Magazine set forth in the recitals of this Agreement."

     19. Section 2.17 of the Agreement is hereby amended and restated in its entirety to read as follows:

          "2.17 Change in Charges.
                ------------------

                Except as may otherwise be expressly provided, the fees and charges set forth in this Agreement will remain in effect until June
     30, 1999. On July 1, 1999 and on each July 1 thereafter, all of the fees and charges will be increased by a percentage equal to the percentage increase in the most recent Consumer Price Index, All Items, U.S. Department of Labor, publicly available on each July 1 as compared with such Index publicly available on the previous July 1, up to a maximum of a six percent (6%) increase above the fees and charges established for the prior twelve (12) month period."

     20. Section 5.1 of the Agreement, as previously amended, is hereby amended and restated in its entirety to read as follows:

          "5.1 Term.
               ----

               The Term of this Agreement shall continue until June 30, 2001, plus a period of time equal to the period(s) of time, if any, during which Services were not rendered hereunder due to an Event of Force Majeure affecting CDS or the Publisher. When used in this Agreement, the term "year" shall mean a consecutive twelve (12) month period."

     21. Section 8.1 of the Agreement is hereby amended to add the following sentence at the end:

          "At the end of each quarter of the calendar year, CDS will provide the Publisher with a current copy of its subscriber master file on magnetic tape."

     22. The last sentence of Section 11.3 of the Agreement is hereby amended to read as follows:

          "The representative(s) of both parties may be changed from time to time in which event the other party shall be notified as promptly as possible, with the understanding, however, that the CDS representative(s) shall be subject, within reason, to the approval of the Publisher."

     23. Item 5 of Exhibit A to the Agreement, as previously amended, is hereby amended and restated in its entirety to read as follows:

          "5. Toll-free in-WATS telephone Service will be provided at the rate of $1.37 per call received for all calls requiring a live operator, and at the rate of $0.85 per call received for calls not requiring a live operator (VRU calls). The initial set-up for Voice Response Unit ("VRU") messages will be provided at no additional charge to the Publisher. VRU message changes, following the initial set-up, will be charged at the rate of $10.00 per message changed. In addition, if requested by the Publisher, CDS will provide: (i) its Upsell program at the rate of $2.00 per one-year subscription and

     $4.00 per two-year subscription, and (ii) its Save-A-Subscriber program at the rate of $2.00 per subscription."

     24. Item 6 of Exhibit A to the Agreement, as previously amended, is hereby amended and restated in its entirety to read as follows:

          "6. Special requests from the Publisher to CDS for new programs or systems will be charged at the rate of $85.00 per hour, with the understanding, however, that the Publisher shall receive two hundred (200) hours of programming Services per year at no additional charge to the Publisher."

     25. Item 15 (a) of Exhibit A to the Agreement, as previously amended, is hereby amended and restated in its entirety to read as follows:

          "15. (a) CDS will process sweepstakes and direct mail responses in accordance with the Publisher's specific instructions at the following rates:

               "Yes" Responses in Response-identified Envelopes    No Charge
               "No" Responses in Response-identified Envelopes:
                      Gift                                         $32.50/M
                      Non-Gift                                     $30.00/M
               Non-identified Envelopes:
                      Gift                                         $32.50/M
                      Non-Gift                                     $30.00/M
               Winning Number Screening                            $5.14/M

               Creation of "No" responses Electronic file:

               Finder Number key entry                             $0.05 each
               Name and address key entry                          $0.13 each
               OCR Scanner entry                                   $0.02 each"

     26. Exhibit A to the Agreement is hereby amended to add the following new item 19 to read as follows:

          "19. At the Publisher's request, CDS will provide, on a monthly basis, a feed of subscriber data from CDS to the Publisher's marketing database at Acxiom, as instructed by the Publisher, for a charge of $1.50/M Database records selected."

     27.  Exhibit A to the Agreement is hereby amended to add the following new item 20 to read as follows:

          "20. CDS has the capability to create a Marketing Database for the Publisher and provide Marketing Database Services involving the storage and selection of subscriber information (including multi-magazine subscription information, product information, promotion information, demographic information, and special interest information). The Publisher agrees to provide CDS with the opportunity to bid on Marketing Database Services in 1997. In soliciting bids, the Publisher agrees not to reveal CDS's bid to other vendors. If CDS is selected to provide the Marketing Database Services, the parties hereto agree to execute an amendment to this

     Agreement or a separate agreement covering Services and prices for the Marketing Database."

     28.  Exhibit A to the Agreement is hereby amended to add the following new item 21 to read as follows:

          "21. Incoming fax orders and customer service faxes (incoming and outgoing) will be charged for at the rate of $0.75 per page, with the understanding that the Publisher will supply a fax machine at CDS."

     29.  Exhibit A to the Agreement is hereby amended to add the following new item 22 to read as follows:

          "22. The Publisher agrees to provide CDS with the opportunity to bid on premium fulfillment services. In soliciting bids, the Publisher agrees not to reveal CDS's bid to other vendors."

     30.  Exhibit A to the Agreement is hereby amended to add the following new item 23 to read as follows:

          "23. CDS will provide microfilming for order documents at the rate of $0.02 per piece."

     31. Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

     32. This Third Amendment shall become effective as of the date first above written.

     IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the day and year first above written.


COMMUNICATIONS DATA SERVICES, INC.            PLAYBOY ENTERPRISES, INC.


by /s/ Scott Weir                             by /s/ Phyllis Rotunno
   ---------------------------                   ----------------------
          (signature)                                 (signature)

    Scott Weir                                    Phyllis Rotunno
   ---------------------------                   ----------------------
        (print or type)                             (print or type)

Title  SR  V.P.                               Title  CIRC Director
      ------------------------                      -------------------